Deferred income	12 Months Ended
Dec. 31, 2017
Deferred income
Deferred income

24. Deferred income

	December 31,
	2017	2016	2015
	(Euro, in thousands)
Gilead collaboration agreement for filgotinib	€187,449	€249,937	—
Gilead collaboration agreement for filgotinib (*)	26,532	35,376	€39,003
Servier collaboration agreement for osteoarthritis	5,362	—	—
Other deferred income	549	299	803
Total deferred income ( long term & current)	€219,892	€285,612	€39,806

(*)deferred income of €39 million booked upon signing of the share subscription agreement with Gilead as required under IAS 39—Financial Instruments: recognition and measurement.

Deferred income (long term and short term) amounted to €219.9 million at December 31, 2017 and decreased by €65.7 million compared to €285.6 million as at December 31, 2016.. The outstanding deferred income balance at December 31, 2017 included €214.0 million deferred income related to filgotinib (€93.5 million classified as non-current deferred income),  €5.4 million deferred income related to the license fee of Servier (€3.8 million classified as non-current deferred income), and €0.5 million deferred grant income. The outstanding deferred income balance at December 31, 2016 included €285.3 million deferred income related to filgotinib (€214.8 million classified as non-current deferred income) and €0.3 million deferred grant income.

On the one hand we had per December 31, 2015 a deferred income of €39 million due to the recognition of a deferred income upon signing of the share subscription agreement with Gilead (see note 8). On the other hand we received in January 2016 an upfront payment from Gilead for an amount of $300 million (or €276 million). The global collaboration with Gilead foresees continuous involvement from us, since we will perform certain R&D activities in the development phase of the filgotinib program; therefore, management assessed that both items of deferred income should be spread in function of the costs incurred for this program, applying the percentage of completion method. For the year ended December 31, 2017, €71.3 million were recognized in revenue (2016 : €29.2 million), of which €8.8 million were related to the deferred income from the share subscription agreement and €62.5 million were related to the upfront payment.

In the third quarter of the year ended December 31, 2017, a license fee of €6.0 million was received from Servier in the scope of our collaboration agreement in the field of osteoarthritis, of which €0.6 million was recognized in revenue at the end of the year 2017. This deferred income will be recognized on a straight-line basis over the next phase of development, which is our estimated period of involvement.